UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): November 8, 2024

SHINECO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37776	52-2175898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1707, Block D, Modern City SOHO

No. 88, Jianguo Road, Chaoyang District,

Beijing, People’s Republic of China 100022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (+86) 10-68130220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SISI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 8.01 Other Events.

As previously disclosed in the Current Report on Form 8-K that Shineco, Inc. (the “Company”) filed on October 25, 2024, our stockholders approved a proposal authorizing the Company’s Board of Directors (the “Board”) to effect a reverse stock split with respect to the Company’s issued and outstanding common stock (the “Common Stock”), at a ratio of not less than 1-for-2 and not more than 1-for-25, with the final ratio and exact timing to be determined at the discretion of the Board. Following such approval, the Board determined to implement a reverse stock split of the Common Stock at a ratio of 1-for-24, whereby every twenty-four shares of the issued and outstanding Common Stock will be combined into one share of issued and outstanding Common Stock (the “Reverse Stock Split”).

To implement the Reverse Stock Split, the Company filed an amendment to the Company’s Certificate of Incorporation with Delaware’s Secretary of State and an application with Nasdaq. Nasdaq approved the Reverse Stock Split on November 8, 2024, such that it will be effective as of November 12, 2024 (the “Effective Date”). Following the Effective Date, every twenty-four shares of outstanding Common Stock will be automatically combined into one share of outstanding Common Stock. No cash or fractional shares will be issued in connection with the Reverse Stock Split, and instead, the Company will round up to the next whole share in lieu of issuing fractional shares that would have been issued in the reverse split. As a result of the Reverse Stock Split, we will have 1,613,898 shares of Common Stock issued and outstanding.

The Company’s Common Stock will continue trading under the ticker symbol “SISI” and has been assigned a new CUSIP number: 824567507.

A copy of the amendment to the Company’s Certificate of Incorporation is attached to this Current Report as Exhibit 3.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Amendment to the Company’s Certificate of Incorporation
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shineco Inc.

Date: November 8, 2024	By:	/s/ Jennifer Zhan
Jennifer Zhan, Chief Executive Officer

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